Loan No. 00001544T01

AMENDED AND RESTATED REVOLVING TERM PROMISSORY NOTE

THIS AMENDED AND RESTATED REVOLVING TERM PROMISSORY NOTE (this "Promissory Note") to the Credit Agreement dated  July 13, 2020  (such agreement, as may be amended, hereinafter referred to as the "Credit Agreement"), is entered into as of  July 13, 2020  between COBANK, ACB, a federally-chartered instrumentality of the United States ("Lender") and U.S. PREMIUM BEEF, LLC, Kansas City, Missouri, a limited liability company (together with its permitted successors and assigns, the "Borrower"). Capitalized terms not otherwise defined in this Promissory Note will have the meanings set forth in the Credit Agreement.

RECITALS

(A)           This Promissory Note amends, restates, replaces and supersedes, but does not constitute payment of the indebtedness evidenced by, the promissory note set forth in the Amended and Restated Revolving Term Supplement numbered R10992T0 I C, dated as of August 16, 2016, between Lender and the Borrower.

SECTION 1.     REVOLVING TERM COMMITMENT On the terms and conditions set forth in the Credit Agreement and this Promissory Note, Lender agrees to make loans to the Borrower during the period set forth below in an aggregate principal amount not to exceed $1,000,000.00 at any one time outstanding (the "Cornmitment"). Within the limits of the Commitment, the Borrower may borrow, repay and re-borrow.

SECTION 2.     PURPOSE. The purpose of the Commitment is to provide working capital to the Borrower.

SECTION 3.     TERM. The term of the Commitment will be from the date hereof, up to and including June 30, 2025, or such later date as Lender may, in its sole discretion, authorize in writing (the "Term Expiration Date").

SECTION 4.     LIMITS ON ADVANCES, AVAILABILITY, ETC. The loans will be made available as provided in Article 2 of the Credit Agreement.

SECTION 5.     INTEREST. The Borrower agrees to pay interest on the unpaid balance of the loan(s) in accordance with the following interest rate option(s):

(A)            One-Month LIBOR Index Rate. At a rate (rounded upward to the nearest 1/100th and adjusted for reserves required on Eurocurrency Liabilities (as hereinafter defined) for banks subject to FRB Regulation D (as hereinafter defined) or required by any other federal law or regulation) per annum equal at all times to 2.000% above the higher of: (1) zero percent (0.000%); or (2) the rate reported at 11:00 a.m. London time for the offering of one (1)-month U.S. dollars deposits, by Bloomberg Information Services (or any successor or substitute service providing rate quotations comparable to those currently provided by such service, as determined by Lender from time to time, for the purpose of providing quotations of interest rates applicable to dollar deposits in the London interbank market) on the first U.S. Banking Day (as hereinafter defined) in each week, with such rate to change weekly on such day. The rate will be reset

U.S. PREMIUM BEEF, LLC

Kansas City, Missouri

Promissory Note No. 00001544T01

automatically, without the necessity of notice being provided to Lender, the Borrower, or any other party, on the first U.S. Banking Day of each succeeding week, and each change in the rate will be applicable to all balances subject to this option. Information about the then-current rate will be made available upon telephonic request. For purposes hereof: (a) "U.S. Banking Day" means a day on which Lender is open for business and banks are open for business in-New York, New York; (b) "Eurocurrency Liabilities" will have the meaning as set forth in "FRB Regulation D"; and (c) "FRB Regulation D" means Regulation D as promulgated by the Board of Governors of the Federal Reserve System, 12 CFR Part 204, as amended.

Interest will be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and will be payable quarterly in arrears by the 20th day of the following month or on such other day as Lender will require in a written notice to the Borrower ("Interest Payment Date").

SECTION 6.     PROMISSORY NOTE. The Borrower promises to repay the unpaid principal balance of the loans on the Term Expiration Date.

In addition to the above, the Borrower promises to pay interest on the unpaid principal balance of the loans at the times and in accordance with the provisions set forth herein.

SECTION 7.     SECURITY. The Borrower's obligations hereunder and, to the extent related hereto, under the Credit Agreement, will be secured as provided in Section 2.3 of the Credit Agreement.

SECTION 8.     FEES. INTENTIONALLY OMITTED.

SECTION 9.     LIBOR TERMINATION.

(A)             If at any time the generally recognized administrator of interest rates offered for U.S. dollars on the London interbank market (a "LIBOR Rate") ceases to provide quotations for LIBOR Rates, or if such administrator or any person having authority over such administrator or with respect to LIBOR Rates generally announces that LIBOR Rates will cease to be provided within a period not exceeding 90 days, or if Lender otherwise determines that LIBOR Rates have been, or are likely within a period not exceeding 90 days to be, discontinued, or that LIBOR Rates do not, or are likely within a period not exceeding 90 days not to, adequately and fairly reflect the cost to the Lender of making or maintaining loans hereunder, then the Lender may, after consultation with but without the consent of the Borrower, amend this promissory note and any other Loan Document to (1) replace any interest rate in this promissory note based upon the LIBOR Rate with a replacement benchmark rate deemed appropriate by the Lender in good faith and in its sole discretion, (2) adjust the margins applicable to the determination of interest rates under this promissory note (whether up or down) as deemed appropriate by Lender in good faith and in its sole discretion to compensate for differences between the LIBOR Rate and such replacement benchmark rate, and (3) after consultation with but without the consent of the Borrower, effect such other technical, administrative and operational changes to the Loan Documents as Lender in good faith and in its sole discretion deems appropriate to reflect the adoption and implementation of such replacement rate. Lender shall give the Borrower not less than five days' notice of any such amendment prior to the effective date thereof.

(B)             Notwithstanding the foregoing paragraph (A), if prior to the commencement of any interest period proposed to be subject to a LIBOR Rate, Lender determines (which determination shall be conclusive and binding absent manifest error) that:

U.S. PREMIUM BEEF, LLC

Kansas City, Missouri

Promissory Note No. 00001544T01

(1)            either dollar deposits are not being offered to banks in the London interbank market or that adequate and reasonable means do not exist for ascertaining a LIBOR Rate for such interest period; or

(2)           a LIBOR Rate for such interest period will not adequately and fairly reflect the cost to Lender of making or maintaining the loans for such interest period;

then Lender shall give notice thereof to the Borrower as promptly as practicable thereafter and, until Lender notifies the Borrower that the circumstances giving rise to such notice no longer exist, (a) any request to convert any loan to, or continue any LIBOR Rate loan at, a LIBOR Rate shall be ineffective, and (b) the Lender shall, after consultation but without the consent of the Borrower, select an alternate rate of interest to apply to any and all balances upon the expiration of the interest period applicable thereto, which rate of interest shall be commercially reasonable and generally consistent with the then-prevailing market convention, if any, for replacement of a LIBOR Rate in bilateral loan transactions.

SIGNATURE PAGE FOLLOWS

U.S. PREMIUM BEEF, LLC

Kansas City, Missouri

Promissory Note No. 00001544T01

SIGNATURE PAGE TO PROMISSORY NOTE

IN WITNESS WHEREOF, the parties have caused this Promissory Note to the Credit Agreement to be executed by their duly authorized officer(s).

U.S. PREMIUM BEEF, LLC

Kansas City, Missouri

Promissory Note No. 00001544T01

SIGNATURE PAGE TO PROMISSORY NOTE

IN WITNESS WHEREOF, the parties have caused this Promissory Note to the Credit Agreement to be executed by their duly authorized officer(s).